                                                                   EXHIBIT 10.11


                                PLEDGE AGREEMENT


                  THIS PLEDGE AGREEMENT, dated as of July 23, 1999, made by THOMASTON MILLS, INC., a Georgia corporation ("Pledgor"), in favor of WACHOVIA BANK, N.A. ("Wachovia"), not individually, but, in its capacity as Collateral Agent for the Issuers, the Agents and the Lenders party to the "Credit Agreement" referenced below (Wachovia, acting in such capacity, hereinafter called "Pledgee");

                              W I T N E S S E T H:

                  WHEREAS, Pledgor, the Agents (including Pledgee) and the Lenders (among others) have entered into a certain Amended and Restated Credit and Security Agreement, dated as of even date herewith (as at any time amended, modified or supplemented, herein called the "Credit Agreement"), pursuant to which, subject to the terms and conditions set forth therein, the Lenders and the Issuers have agreed to make available to Pledgor certain financial accommodations; and

                  WHEREAS, Pledgor is the record and beneficial owner of all of the issued and outstanding shares of capital stock and other equity securities of, and equity interests in, Thomaston Mills FSC, Inc., a U.S. Virgin Islands corporation ("FSC"), all as described more particularly in Schedule I attached hereto (the "Pledged Securities"); and

                  WHEREAS, as a condition precedent (among others) to the making of any such financial accommodations to Pledgor under the Credit Agreement, the Issuers, the Agents, and the Lenders are requiring that Pledgor execute and deliver this Agreement as security for the payment of the Obligations;

                  NOW, THEREFORE, in consideration of the foregoing premises and to induce the Issuers, the Agents and the Lenders to provide the financial accommodations contemplated under the Credit Agreement, Pledgor hereby agrees in favor of Pledgee as follows:

         1. Definitions. In addition to the terms defined hereinabove, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following terms shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Act" shall mean the Securities Act of 1933, as amended (or any similar statute thereafter in effect).
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                  "Agreement" shall mean this Pledge Agreement, and shall
include all further amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

                  "Bankruptcy Code" shall mean title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Event of Default" shall have the meaning assigned to such term in Section 8(a) hereof.

                  "Pledged Collateral" shall have the meaning assigned to such term in Section 2 hereof.

                  "Secured Obligations" shall have the meaning assigned to such term in Section 3 hereof.

                  "UCC" shall mean the Uniform Commercial Code of the State of Georgia.

         2. Pledge. Pledgor hereby pledges, hypothecates, assigns, transfers, sets over, and delivers to Pledgee, for the ratable benefit of the Issuers, the Agents and the Lenders, and grants to Pledgee, for the ratable benefit of the Issuers, the Agents and the Lenders, a first priority Lien on, and security interest in, all of Pledgor's right, title and interest in and to, all of the following (all of the following, called herein, collectively, the "Pledged Collateral"): all of the Pledged Securities; all certificates representing the Pledged Securities; all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and all additional shares of stock or other equity securities of, or equity interests in, FSC from time to time acquired by Pledgor in any manner (all of which shall be deemed to part of the "Pledged Securities" when acquired), all certificates representing same, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional Pledged Securities.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of Pledgor and any and all other indebtedness, liabilities, obligations, covenants and duties of the Pledgor arising under this Agreement, the Credit Agreement or any of the other Credit Documents owing to any of the Issuers, the Agents or the Lenders of every kind, nature and description, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated and whether or not evidenced by any note (herein, collectively, the "Secured Obligations"). The term "Secured Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Pledgor under this Agreement, the Credit Agreement or any of the other Credit Documents.


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         4.       Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, all in form and substance satisfactory to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Pledgee or any of its nominees, any or all of the Pledged Securities.
In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         5. Representations and Warranties. Pledgor represents and warrants to Pledgee that:

                  1. Pledgor is, and at the time of delivery of the Pledged Securities to Pledgee pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien and security interest created by this Agreement.

                  2. All of the Pledged Securities have been duly authorized, validly issued and are fully paid and non-assessable.

                  3. Pledgor has the right and requisite corporate authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral to Pledgee as provided herein. This Agreement is the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforcement is subject to the effect of (i) any applicable bankruptcy, insolvency, fraudulent transfer, reorganization or other law relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  4. None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

                  5. On the date hereof, the authorized capital stock of FSC consists of the number of shares of capital stock, with the number of shares issued and outstanding, that are described in Schedule I hereto; and FSC has neither authorized, nor issued, any other equity securities or equity interests. As of the date hereof, (i) no subscription, warrant, option or other right to purchase or acquire any shares of any class of capital stock of FSC is authorized and outstanding, and (ii) there is no commitment by FSC to issue any such shares, warrants, options or other such rights or securities. The Pledged Securities constitute one hundred percent (100%) of the issued and outstanding shares of capital stock of FSC.


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                  6.       The pledge of the Pledged Collateral is not in
contravention of any law or of any agreement to which Pledgor is party or by which Pledgor is otherwise bound, and no consent, approval, authorization or other order of, or other action by, any Person or notice to or filing with, any Person is required for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement.

                  7. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Pledgor covenants and agrees that until the Credit Agreement has terminated and the Secured Obligations have been paid in full:

                  1. Without the prior written consent of Pledgee, Pledgor will not sell, assign, transfer, pledge or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or create, assume, incur or permit or suffer to exist or to be created, assumed or incurred any Lien on any of the Pledge Collateral or any interest therein.

                  2. Without the prior written consent of Pledgee, Pledgor will not cause or permit FSC to issue or grant any warrants, stock options of any nature or other instruments convertible into shares of any class of capital stock or issue any additional shares of capital stock or sell or transfer any treasury stock nor will Pledgor permit FSC to modify its organizational documents in a manner which would affect the voting, liquidation, preference or other rights of a holder of the Pledged Securities hereunder.

                  3. Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Pledgee from time to time may request in order to ensure to Pledgee the benefits of the lien and security interest in and to the Pledged Collateral intended to be created by this Agreement. Without limitation of the foregoing, Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of Pledgee's security interest in the Pledged Collateral, or to enable Pledgee to exercise or enforce its rights hereunder, including, without limitation, (a) delivering to Pledgee endorsed or accompanied by such instruments or assignment as Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and comments evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Pledgor agrees to take, and authorizes Pledgee to take on Pledgor's behalf, any or all of the following actions with respect


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to any Pledged Collateral as Pledgee shall deem necessary to perfect the security interest and pledge created hereby or to enable Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of Pledgee any Pledged Collateral; (ii) to endorse in the name of Pledgee any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of Pledgee. Notwithstanding the foregoing, Pledgor agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of Pledgee. Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign Pledgor's name thereto. Pledgor authorizes Pledgee to file any such financing statement, document or instrument without the signature of Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by Pledgor and by such other instruments or documents as Pledgee may reasonably request.

                  4. Pledgor has and will defend the title to the Pledged Collateral and the Lien and security interest of Pledgee thereon against the claim of any Person and will maintain and preserve such Lien and security interest until the date of termination of the Credit Agreement and payment in full of the Secured Obligations.

                  5. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral before the same become delinquent or become liens upon any of the Pledged Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.

                  6. Except as permitted by Section 7(a)(ii) hereof with respect to cash dividends, Pledgor will cause any additional Pledged Collateral issued to or received by it to be forthwith deposited and pledged with Pledgee in each case accompanied by instruments of assignment in conformity with
Section 4 hereof.

         7.       Pledgor's Rights; Termination of Rights.

                  1. As long as no Event of Default shall have occurred and be continuing:

                  2. Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken by Pledgor which would have the effect of impairing the position of Pledgee hereunder or which would authorize or effect (A) the dissolution or liquidation, in whole or in


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part, of FSC, (B) the consolidation or merger of FSC with any other Person, (C)
the sale, disposition or encumbrance of any material portion of the assets of FSC or a business or division of FSC, (D) any change in the authorized number of shares, the stated capital or the authorized shares of FSC, (E) the issuance of any additional shares of capital stock or other equity Securities of, or equity interests in, FSC, or (F) the alteration of the voting rights with respect to the capital stock of FSC;

                  3. Pledgor shall be entitled, from time to time, to collect and receive, for Pledgor's own use, all dividends paid in respect of the Pledged Securities to the extent not in violation of the Credit Agreement, other than any and all (A) dividends or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid, all rights to such dividends shall remain subject to the Lien created by this Agreement.

                  4. All dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (a)(ii) above) and all other distributions in respect of any of the Pledged Securities, whenever paid or made, shall be delivered to Pledgee to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from all other property or funds of Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment).

                  5. Upon the occurrence of an Event of Default and during the continuance thereof, all of Pledgor's rights to exercise voting and other consensual rights pursuant to Section 7(a)(i) hereof and all of Pledgor's rights to receive any cash dividends pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in Pledgee who shall have the sole and exclusive right to exercise the voting and other consensual rights which Pledgor would otherwise be authorized to exercise pursuant to
Section 7(a)(i) hereof and to receive and retain the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to Section
7(a)(ii) hereof; provided, however, that notwithstanding anything contained in this Agreement to the contrary, no voting or other consensual rights shall be vested in Pledgee unless and until Pledgee gives ten (10) days written notice to Pledgor that Pledgee intends to have such voting or other consensual rights vest in itself. Upon the occurrence of an Event of Default and during the continuation thereof, Pledgor shall pay over to Pledgee any cash dividends received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by Pledgee shall be retained by Pledgee as Pledged Collateral hereunder and shall be applied in accordance with the provisions hereof.

                  6. If Pledgor shall receive any dividends or other distributions which it is not entitled to receive and retain under this Section 7, Pledgor shall hold the same in trust for


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Pledgee, without commingling the same with other funds or property of or held by the Pledgor and shall promptly deliver the same to Pledgee, upon its receipt thereof, in the identical form received, together with any necessary endorsement or assignment in blank.

         8. Defaults and Remedies. Each of the following shall constitute an "Event of Default" hereunder: if there shall occur any Event of Default under the Credit Agreement; if any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceeding, or held by virtue of any lien or distress; if Pledgor shall breach any covenant, representation or warranty set forth herein; or if Pledgor makes any misrepresentation of any material fact to Pledgee in connection with this Agreement or any transaction relating thereto.

                  1. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, Pledgee may exercise all rights of a secured party under the UCC. In addition, Pledgee is hereby authorized and empowered to transfer, endorse and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exercise the voting rights with respect thereto, collect and receive all cash dividends and other distributions made thereon, sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and otherwise act with respect to the Pledged Collateral as though Pledgee were the outright owner thereof at such price or prices and on such terms as the Agent in its discretion shall deem appropriate. Pledgor hereby irrevocably constitutes and appoints Pledgee as the proxy and attorney-in-fact of Pledgor, with full power of substitution to exercise any of the rights provided in the preceding sentence; provided, however, that Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at Pledgee's place of business, or at any public building in the City of Atlanta, Georgia or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and Pledgee may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption, which Pledgor hereby waives to the maximum extent permitted by applicable law. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Pledgee.

                  2. If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Pledgee, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, Pledgee may, on one or more occasions and in its discretion, postpone any of said sales by public


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announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

                  3. If, at any time Pledgee shall determine to exercise its rights to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Pledgee may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its discretion (i) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing of its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof, and (iv) may place all or any part of the Pledged Collateral with an investment banking firm for private placement which firm shall be entitled to purchase all or any part of the Pledged Collateral for its own account. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale pursuant to this Section 8, then Pledgee shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor's and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view of the distribution thereof, and (iv) as to such other matters as Pledgee may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the UCC and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  4. Pledgor acknowledges that notwithstanding the legal availability of a private sale or a sale subject to the restrictions described above in paragraph (d), Pledgee may, in its discretion, elect to cause registration of any or all the Pledged Collateral under the Act (or any applicable state securities law). Pledgor, however, recognizes that Pledgee may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a


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

public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Pledgor to cause such securities to be registered for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so. Pledgor further acknowledges that compliance by Pledgee with the Act and any other applicable state securities laws may strictly limit the course of conduct of Pledgee if Pledgee were to attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof, and may limit the extent to which or the manner in which any subsequent transferral of any of the Pledged Collateral may dispose of the same.

                  5. Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more of such rights, powers, or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect. Pledgor waives all claims, damages and demands against Pledgee arising out of the repossession, retention or sale of the Pledged Collateral except such as result from Pledgee's gross negligence or willful misconduct.

                  6. Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Pledgee, that Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Pledgee by reason of a breach of any of such covenants and, consequently, agrees that, if Pledgee shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date that Pledgee shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.


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

                  7. Pledgor further agrees that the rights and remedies of Pledgee under this Agreement are cumulative with and not exclusive of any other rights or remedies which it may have under the Credit Documents or applicable law.

         9. Application of Proceeds. Any cash held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied and distributed in the manner provided in Section 2.11(d) of the Credit Agreement. After the application of all such proceeds as aforesaid, Pledgee will return any excess to Pledgor and Pledgor shall remain liable for any deficiency.

         10. Power of Attorney. Pledgor appoints Pledgee as Pledgor's attorney, with power to endorse Pledgor's name on any checks, notes, acceptances, money orders, drafts or other form of payment or security representing a portion of the Pledged Collateral that may come into Pledgee's possession, to ask for, demand, sue for, collect, receive, receipt and give acquittance for, any and all monies as constitute Pledged Collateral or proceeds thereof, to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments and certificates representing, evidencing or relating to the Pledged Collateral, to verify facts concerning the Pledged Collateral in the Pledgee's name or a fictitious name, to exercise all rights, powers and remedies which Pledgor would have, but for this Agreement in respect of the Pledged Collateral and to do all things necessary to carry out this Agreement. Pledgor ratifies and approves all such acts of such attorney. Pledgee, as attorney hereunder, will not be liable for any acts or omissions, nor for any errors of judgment or mistakes of fact or law. This power, coupled with an interest, is irrevocable until the payment in full of the Secured Obligations and termination of the Credit Agreement.

         11. Waiver. No delay on Pledgee's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale, lien, option, or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect.

         12. Assignment. Pledgee may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations to any Person, and the holder of such instrument shall be entitled to the benefits of this Agreement.

         13. Termination. Promptly following the payment in full of the Secured Obligations and the termination of the Credit Agreement, Pledgee shall deliver to Pledgor, at Pledgor's expense, the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

         14. Lien Absolute. All right of Pledgee hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  1. any lack of validity or enforceability of the Credit Agreement, the Guaranty, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  2. any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Guaranty, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  3. any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from the terms of, any guaranty, for all of any of the Secured Obligations; or

                  4. any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

         15. Release. Pledgor consents and agrees that Pledgee may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Pledgee's part shall in any event affect or impair this Agreement.

         16. Pledgee's Right to Take Action. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, including, without limitation its obligation pursuant to Section 6(e) hereof to pay taxes, assessments and other charges levied, assessed or imposed on the Pledged Collateral, or otherwise fails or refuses to pay any amount necessary for the preservation and protection of the Pledged Collateral Pledgee shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same (including, without limitation, to pay any such taxes, assessments, charges or other sums, together with interest and penalties thereon) and any sums paid by Pledgee, or the cost thereof, including, without limitation, attorneys' fees, shall be reimbursed by Pledgor to Pledgee on demand and, until so reimbursed, shall bear interest at the Default Rate.

         17. Indemnification. Pledgor agrees to indemnify and hold Pledgee, the Agents, Lenders and Issuers, any and all corporations controlling, controlled by or under common control with any of such Persons and all officers, attorneys, directors, shareholders, agents and employees of such Persons (all of the foregoing, collectively, "Indemnitees") harmless from and against (a) any taxes, liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by any Indemnitee, in good faith, in respect of any transaction effected under this Agreement or in connection with the lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein, and (b) any liabilities, obligations, losses, penalties, suits, costs, actions, judgments, claims and damages, including attorney's fees and disbursements and other expenses which may be imposed on, incurred by, or asserted against any Indemnitee in any litigation, proceeding or investigation, including, without limitation, any of the foregoing brought under any federal or state securities laws which is threatened, instituted or conducted by any governmental agency or instrumentality or any other Person with respect to any aspect of or any transaction contemplated by or referred to in, or any other matter related to this Agreement, whether or not any Indemnitee is a party thereto. The obligations of Pledgor under this Section 17 shall survive the termination of this Agreement.

         18. Payments. Pledgee shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Secured Obligations, subject to the terms of the Credit Agreement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Pledgee, whether as a "voidable preference", "fraudulent conveyance" or otherwise all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored, or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         19.      Miscellaneous.

                  1. No Liability. Neither Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  2. No Oral Changes. No term, covenant or condition of this Agreement can be changed, waived or terminated or the departure therefrom consented to unless in writing and signed by the parties hereto and then such change, waiver, termination or consent shall be effective only in the specific instance and for the specific purpose for which it is made or given.

                  3. Successors and Assigns. All of the rights, privileges, remedies and options given to Pledgee hereunder shall inure to the benefit of its successors and assigns; and all the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall inure to the benefit of and shall bind the representatives, successors and assigns of Pledgee and Pledgor. Pledgor may not assign this Agreement to any Person.

                  4. Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  5. Expense Reimbursement. Pledgor shall reimburse Pledgee for all of Pledgee's expenses incurred in connection with the execution, delivery, administration and enforcement of this Agreement, including, without limitation, the fees and disbursements of Pledgee's legal counsel, accountants and any other third Persons, and all costs and expenses incurred by Pledgee (including attorney's fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) cause the Pledged Securities to be registered under the Act; (iii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to this Agreement; (iv) enforce any of Pledgee's rights to collect any of the Secured Obligations; (v) administer this Agreement; (vi) preserve or maintain custody of the Pledged Collateral; or (vii) sell, collect from or otherwise realize upon any of the Pledged Collateral. Pledgor also agrees to pay, and to save harmless Pledgee from any delay in paying, any intangibles, documentary stamp and other taxes, if any, which may be payable in connection with the execution and delivery of this Agreement.

                  6. GOVERNING LAW; JURISDICTION. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, ATLANTA, GEORGIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAW OF CONFLICTS,

OF THE STATE OF GEORGIA. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF GEORGIA IN ANY ACTION INSTITUTED HEREUNDER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON PLEDGOR, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO PLEDGOR AND ITS COUNSEL IN THE MANNER SPECIFIED IN SECTION 19(H) BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR WAIVES TRIAL BY JURY AND WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER OR UNDER ANY LOAN DOCUMENTS, AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY COURT. NOTHING CONTAINED IN THIS SECTION, HOWEVER, SHALL AFFECT THE RIGHT OF PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF PLEDGEE TO BRING ANY ACTION OR PROCEEDING AGAINST PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  7. Injunctive Relief. Pledgor recognizes that, in the event that Pledgor fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Pledgee; therefore, Pledgor agrees that Pledgee, if Pledgee so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  8. Notices. Except as otherwise provided herein, any notice required hereunder shall be given in the manner and to the party to be notified and its counsel, at the addresses and in the manner provided in the Guaranty.

                  9. Section Headings. Any section headings used herein are solely for the convenience of the parties and shall be without legal effect.

                  10. Time of Essence. Time is of the essence in all matters pertaining to the payment or performance by Pledgor of its obligations hereunder.

                  11. Credit Agreement Controls. To the extent any provision of this Agreement is in direct conflict with any provision of the Credit Agreement, the provisions of the Credit Agreement shall control.

         20. Survival of Rights, Duties, Etc. No termination or cancellation (regardless of cause or procedure) of the Credit Agreement shall in any way affect or impair the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to (i) any transaction or event occurring prior to such termination or cancellation, (ii) the Pledged

Collateral, or (iii) any of Pledgor's undertakings, agreements, covenants, warranties and representations contained in this Agreement and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation until all of the Secured Obligations of every nature whatsoever shall have been fully paid and satisfied.

                  IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and attached by its officers thereunto duly authorized, under seal, as of the date first above written.

                                   "PLEDGOR"

                                   THOMASTON MILLS, INC., a Georgia
                                   corporation


                                   By: /s/ Neil H. Hightower
                                      ----------------------------------
                                      Neil H. Hightower
                                      President and CEO

                                   Attest: /s/ A. William Ott
                                          ------------------------------
                                          A. William Ott
                                          Vice President-Finance

                                                 [CORPORATE SEAL]




Agreed to, Accepted and Acknowledged
as of the date first written above.

WACHOVIA BANK, N.A., as Collateral Agent, as Pledgee


By: /s/
   -----------------------------------------
   By:
      --------------------------------------
   Title:
         -----------------------------------